CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2018	Dec. 31, 2017
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	175,000,000	175,000,000
Share capital, shares issued	72,051,947	70,529,793
Share capital, shares outstanding	69,122,824	67,600,654
Treasury stock, shares	2,929,123	2,929,139